Exhibit 10.1
FIRST AMENDMENT TO CREDIT AGREEMENT
     THIS FIRST AMENDMENT TO CREDIT AGREEMENT (this “First Amendment”), dated as of January 19, 2006, is entered into among ACE CASH EXPRESS, INC., a Texas corporation (the “Borrower”), the lenders listed on the signature pages hereof as Lenders (the “Lenders”), and WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent.
BACKGROUND
     1. The Borrower, the Lenders, and the Administrative Agent are parties to that certain First Amended and Restated Credit Agreement, dated as of July 30, 2004 (the “Credit Agreement”). The terms defined in the Credit Agreement and not otherwise defined herein shall be used herein as defined in the Credit Agreement.
     2. The Borrower has requested certain amendments to the Credit Agreement in order to provide for a temporary increase in the Seasonal Revolving Credit Commitment.
     3. The Lenders and the Administrative Agent hereby agree to amend the Credit Agreement, subject to the terms and conditions set forth herein.
     NOW, THEREFORE, in consideration of the covenants, conditions and agreements hereafter set forth, and for other good and valuable consideration, the receipt and adequacy of which are all hereby acknowledged, the Borrower, the Lenders and the Administrative Agent covenant and agree as follows:
     Section 1. AMENDMENTS.
     (a) Section 1.01 of the Credit Agreement is hereby amended to add the defined term “Seasonal Revolving Credit Commitment Increase Period” thereto in proper alphabetical order to read as follows:
     “Seasonal Revolving Credit Commitment Increase Period” means the period from and including January 20, 2006 through and including February 20, 2006.
     (b) The definition of “Seasonal Revolving Credit Commitment” set forth in Section 1.01 of the Credit Agreement is hereby amended to read as follows:
     “Seasonal Revolving Credit Commitment” shall mean, with respect to any Seasonal Revolving Credit Lender, the Seasonal Revolving Credit Commitment of such Lender as set forth on Schedule 2.01(b) annexed hereto, as the same may be (a) increased as to such Lender during the Seasonal Revolving Credit Commitment Increase Period if indicated on such Schedule 2.01(b) and (b) terminated or reduced from time to time in accordance with the provisions of this Agreement.

     (c) Section 2.07 of the Credit Agreement is hereby amended by (i) amending the title thereto to read “Termination or Reduction of the Total Revolving Credit Commitment; Termination of Seasonal Revolving Credit Commitment; Increase of Seasonal Revolving Credit Commitment”; and (ii) adding a new paragraph (e) thereto to read as follows:
     (e) Effective as of the first day of the Seasonal Revolving Credit Commitment Increase Period, each Seasonal Revolving Credit Lender’s Seasonal Revolving Credit Commitment shall be the amount set forth on Schedule 2.01(b). Effective as of the first day immediately following the Seasonal Revolving Credit Commitment Increase Period each Seasonal Revolving Credit Lender’s Commitment shall be the amount in effect immediately prior to the Seasonal Revolving Credit Commitment Increase Period. On the first day immediately following the Seasonal Revolving Credit Commitment Increase Period, the Borrower shall pay so much of the aggregate Seasonal Revolving Credit Loans outstanding, if any, as shall be necessary in order that the aggregate Seasonal Revolving Credit Loans then outstanding will not exceed the Seasonal Revolving Credit Commitment as reduced on such date. If as a result of any such payment, any payment of a Eurodollar Loan occurs on a day which is not on the last day of an applicable Interest Period, the Borrower will pay any loss, cost or expense of a Lender as a result thereof as provided in Section 2.11 of the Credit Agreement.
     (d) Schedule 2.01(b) to the Credit Agreement is hereby amended to be in the form of Schedule 2.01(b) attached to this First Amendment.
     Section 2. REPRESENTATIONS AND WARRANTIES TRUE; NO EVENT OF DEFAULT. By its execution and delivery hereof, the Borrower represents and warrants that, as of the date hereof:
     (a) the representations and warranties contained in the Credit Agreement and the other Credit Documents are true and correct on and as of the date hereof as made on and as of such date;
     (b) no event has occurred and is continuing which constitutes a Default or an Event of Default;
     (c) (i) the Borrower has full power and authority to execute and deliver this First Amendment and each Seasonal Revolving Credit Note payable to each Seasonal Revolving Credit Lender whose Seasonal Revolving Credit Commitment is being increased during the Seasonal Revolving Credit Commitment Increase Period (“Replacement Note”), (ii) this First Amendment and the Replacement Notes have been duly executed and delivered by the Borrower, and (iii) this First Amendment, the Replacement Notes and the Credit Agreement, as amended hereby, constitute the legal, valid and binding obligations of the Borrower, enforceable in accordance with their respective terms, except as enforceability may be limited by applicable debtor relief laws and by general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law) and except as rights to indemnity may be limited by federal or state securities laws;

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     (d) neither the execution, delivery and performance of this First Amendment, the Replacement Notes and the Credit Agreement, as amended hereby, nor the consummation of any transactions contemplated herein or therein, will conflict with (i) the certificate or articles of incorporation or the applicable constituent documents or bylaws of the Borrower or its Subsidiaries, (ii) to Borrower’s knowledge, any provision or law, statute, rule or regulation applicable to the Borrower or its Subsidiaries or (iii) any indenture, agreement or other instrument to which the Borrower, the Subsidiaries or any of their respective properties are subject; and
     (e) no authorization, approval, consent, or other action by, notice to, or filing with, any governmental authority or other Person not previously obtained is required for (i) the execution, delivery or performance by the Borrower of this First Amendment or the Replacement Notes or (ii) the acknowledgement by each Guarantor of this First Amendment.
     Section 3. CONDITIONS TO EFFECTIVENESS. This First Amendment shall be effective upon satisfaction or completion of the following:
     (a) the Administrative Agent shall have received counterparts of this First Amendment executed by the Required Lenders, including each Senior Revolving Credit Lender whose Seasonal Revolving Credit Commitment is being increased during the Seasonal Revolving Credit Commitment Increase Period;
     (b) the Administrative Agent shall have received counterparts of this First Amendment executed by the Borrower and acknowledged by each Guarantor;
     (c) the satisfaction of the conditions set forth in Section 4.01 of the Credit Agreement;
     (d) the Administrative Agent shall have received a certified corporate resolution of the Board of Directors of the Borrower authorizing the execution, delivery and performance of this First Amendment and the Replacement Notes;
     (e) the Administrative Agent shall have received an opinion of in-house counsel to the Borrower with respect to the matters set forth in clauses (c), (d) and (e) of Section 2 of this First Amendment and with respect to such other matters as the Administrative Agent and its counsel shall reasonably request;
     (f) the Administrative Agent shall have received in immediately available funds (i) for the account of the Administrative Agent an arrangement fee in an amount agreed upon between the Borrower and the Administrative Agent and (ii) for the account of each Seasonal Revolving Credit Lender whose Seasonal Revolving Credit Commitment is being increased during the Seasonal Revolving Commitment Increase Period a fee in an amount equal to the product of (A) 0.10% and (B) the amount of the increase of the Seasonal Revolving Credit Commitment of each such Seasonal Revolving Credit Lender;
     (g) the Administrative Agent and Travelers shall have executed a Modification and Consent to the Intercreditor Agreement which shall provide for an increase in the Total

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Commitment (as defined in the Intercreditor Agreement) to an amount not to exceed $240,000,000 during the Seasonal Revolving Credit Commitment Increase Period; and
     (h) the Administrative Agent shall have received, in form and substance satisfactory to the Administrative Agent and its counsel, such other documents, certificates and instruments as the Administrative Agent shall require.
     Section 4. REFERENCE TO THE CREDIT AGREEMENT.
     (a) Upon the effectiveness of this First Amendment, each reference in the Credit Agreement to “this Agreement”, “hereunder”, or words of like import shall mean and be a reference to the Credit Agreement, as affected and amended hereby.
     (b) The Credit Agreement, as amended by the amendments referred to above, shall remain in full force and effect and is hereby ratified and confirmed.
     Section 5. COSTS, EXPENSES AND TAXES. The Borrower agrees to pay on demand all costs and expenses of the Administrative Agent in connection with the preparation, reproduction, execution and delivery of this First Amendment and the other instruments and documents to be delivered hereunder (including the reasonable fees and out-of-pocket expenses of counsel for the Administrative Agent with respect thereto).
     Section 6. GUARANTOR’S ACKNOWLEDGMENT. By signing below, each Guarantor (a) acknowledges, consents and agrees to the execution, delivery and performance by the Borrower of this First Amendment, (b) acknowledges and agrees that its obligations in respect of its Guaranty Agreement (i) are not released, diminished, waived, modified, impaired or affected in any manner by this First Amendment or any of the provisions contemplated herein, and (ii) include the increase of the Seasonal Revolving Credit Commitment provided for in this First Amendment (c) ratifies and confirms its obligations under its Guaranty Agreement, and (d) acknowledges and agrees that it has no claims or offsets against, or defenses or counterclaims to, its Guaranty Agreement.
     Section 7. EXECUTION IN COUNTERPARTS. This First Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which when taken together shall constitute but one and the same instrument. For purposes of this First Amendment, a counterpart hereof (or signature page thereto) signed and transmitted by any Person party hereto to the Administrative Agent (or its counsel) by facsimile machine, telecopier or electronic mail is to be treated as an original. The signature of such Person thereon, for purposes hereof, is to be considered as an original signature, and the counterpart (or signature page thereto) so transmitted is to be considered to have the same binding effect as an original signature on an original document.
     Section 8. GOVERNING LAW; BINDING EFFECT. This First Amendment shall be shall be construed in accordance with and governed by the law of the State of Texas; provided, that the Administrative Agent, the Agent, and each Lender shall retain all rights arising under

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federal law, and shall be binding upon the parties hereto and their respective successors and assigns.
     Section 9. HEADINGS. Section headings in this First Amendment are included herein for convenience of reference only and shall not constitute a part of this First Amendment for any other purpose.
     Section 10. ENTIRE AGREEMENT. THE CREDIT AGREEMENT, AS AMENDED BY THIS First Amendment, AND THE OTHER CREDIT DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS BETWEEN THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.
REMAINDER OF PAGE LEFT INTENTIONALLY BLANK

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     IN WITNESS WHEREOF, this First Amendment is executed as of the date first set forth above.

ACE CASH EXPRESS, INC., as Borrower

By:	/s/ WILLIAM S. MCCALMONT

	Name:	William S. McCalmont
	Title:	Executive Vice President & Chief Financial Officer
Signature Page to First Amendment

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent, Issuing Bank, and as a Lender

By:	/s/ JEFF BOECKMAN

	Name:	Jeff Boeckman
	Title:	Vice President
Signature Page to First Amendment

JPMORGAN CHASE BANK, N.A., as a Lender

By:	/s/ DAVID L. HOWARD

	Name:	David L. Howard
	Title:	Vice President
Signature Page to First Amendment

U. S. BANK NATIONAL ASSOCIATION, as a Lender

By:	/s/ JOHN HOLLAND

	Name:	John Holland
	Title:	Senior Vice President
Signature Page to First Amendment

BANK OF AMERICA, N.A., as a Lender

By:	/s/ TRACEY SILVERMAN

	Name:	Tracey Silverman
	Title:	Sr. Vice President
Signature Page to First Amendment

UNION BANK OF CALIFORNIA, N.A., as a Lender

By:	/s/ ALBERT W. KELLEY

	Name:	Albert W. Kelley
	Title:	Vice President
Signature Page to First Amendment

KEYBANK NATIONAL ASSOCIATION, as a Lender

By:	/s/ JOANNE BEAMANTI

	Name:	Joanne Beamanti
	Title:	Senior Vice President
Signature Page to First Amendment

AMEGY BANK, N.A. (formerly known as Southwest Bank of Texas, N.A.), as a Lender

By:	/s/ MELINDA N. JACKSON

	Name:	Melinda N. Jackson
	Title:	Senior Vice President
Signature Page to First Amendment

CITIBANK TEXAS, N.A. (formerly known as First American Bank, SSB), as a Lender

By:	/s/ HAROLD BEATTIE, JR.

	Name:	Harold Beattie, Jr.
	Title:	Vice President
Signature Page to First Amendment

THE BANK OF NOVA SCOTIA, as a Lender

By:	/s/ TODD MELLER

	Name:	Todd Meller
	Title:	Managing Director
Signature Page to First Amendment

NATIONAL CITY BANK, as a Lender

By:	/s/ MICHAEL J. DURBIN

	Name:	Michael J. Durbin
	Title:	Senior Vice President
Signature Page to First Amendment

TEXAS CAPITAL BANK, NATIONAL ASSOCIATION, as a Lender

By:	/s/ RONALD K. BAKER

	Name:	Ronald K. Baker
	Title:	Executive Vice President
Signature Page to First Amendment

RZB FINANCE LLC, as a Lender

By:	/s/ CHRISTOPH HOEDL

	Name:	Christoph Hoedl
	Title:	Group Vice President

By:	/s/ JOHN A. VALISKA

	Name:	John A. Valiska
	Title:	First Vice President
Signature Page to First Amendment

ACKNOWLEDGED AND AGREED:
CHECK EXPRESS, INC.
Q. C. & G. FINANCIAL, INC.
ACE PAYMENT SERVICES, INC. (formerly known as Public Currency, Inc.)
CHECK EXPRESS FLORIDA, INC.
CHECK EXPRESS FINANCE, INC.
CHECK-X-CHANGE CORPORATION
CHECK EXPRESS SOUTH CAROLINA, INC.
CHECK EXPRESS USA, INC.

By:	/s/ WILLIAM S. MCCALMONT

	Name:	William S. McCalmont
	Title:	Executive Vice President & Chief Financial Officer
Signature Page to First Amendment

SCHEDULE 2.01(B)
Seasonal Revolving Credit Commitments

		Seasonal Revolving
		Credit Commitment
	Seasonal	during Seasonal
	Revolving	Revolving Credit
	Credit	Commitment Increase
Lender	Commitment	Period	Percentage
Wells Fargo Bank, National Association	$9,000,000	$15,000,000	15.000%
JPMorgan Chase Bank, N.A.	$6,975,000	$11,625,000	11.625%
U. S. Bank, National Association	$6,150,000	$10,250,000	10.250%
Bank of America, N.A.	$5,400,000	$9,000,000	9.000%
Union Bank of California, N.A.	$5,400,000	$9,000,000	9.000%
KeyBank National Association	$5,400,000	$9,000,000	9.000%
Amegy Bank, N.A. (formerly known as Southwest Bank of Texas, N.A.)	$4,275,000	$7,125,000	7.125%
CitiBank Texas, N.A. (formerly known as First American Bank, SSB)	$4,275,000	$7,125,000	7.125%
The Bank of Nova Scotia	$4,275,000	$7,125,000	7.125%
National City Bank	$3,300,000	$5,500,000	5.500%
Texas Capital Bank, National Association	$3,300,000	$5,500,000	5.500%
RZB Finance, LLC	$2,250,000	$3,750,000	3.750%
TOTAL	$60,000,000	$100,000,000	100.000%
Schedule 2.01(b)